SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         Date of Report: October 9, 2003




                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)





          Ohio                      0-26876                     31-1010517
(State or jurisdiction          (Commission or                (IRS Employer
of incorporation)                file number)             identification number)




                                 14621 S. R. 93
                                Jackson, OH 45640
                    (Address of principal executive offices)




                                 (740) 286-3283
                (Registrant's phone number, including area code)




                                 Not Applicable
          (Former name or former address, if changed since last report)

     The information in this report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.


Item 12: Results of Operations and Financial Condition
         ----------------------------------------------

         On October 9, 2003, Oak Hill Financial, Inc. issued a press release announcing its results of operations and financial condition for the nine and three months ("third quarter") ended September 30, 2003. A copy of the press release is9 and 3 months ( attached as Exhibit 99.







                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Oak Hill Financial, Inc.


                                                  /s/ H. Tim Bichsel
                                                  ------------------------------
                                                      H. Tim Bichsel
                                                      Secretary



Date:  October 9, 2003

                                  EXHIBIT INDEX


Exhibit Number                                       Description
--------------                                       -----------

 99 Press release of Oak Hill Financial, Inc., dated October 9, 2003, announcing the Company's earnings for the nine and three months ("third quarter") ended September 30, 2003.